UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2009

TANDY BRANDS ACCESSORIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-18927	75-2349915
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

690 East Lamar Blvd., Suite 200 Arlington, Texas	76011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 548-0090

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On January 20, 2009, Tandy Brands Accessories, Inc. (the “Company”) announced an organizational restructuring plan designed to focus the Company’s product development efforts, build critical capabilities, increase flexibility to better serve its retail partners’ needs and reduce operating expenses (the “Corporate Restructuring”). With the challenging retail environment, the Company believes the Corporate Restructuring will help stabilize the Company’s platform to position it for profitable growth in the future. A copy of the press release announcing the Corporate Restructuring is filed as Exhibit 99.1 to this current report and is incorporated herein by reference.

One of the key components of the Corporate Restructuring included reducing overall salaried employee headcount by approximately 17%, which occurred on January 19, 2009. In connection with these actions, the Company currently expects to incur pretax charges of approximately $550,000 to $650,000, all of which relate to one-time termination benefits. The Company plans to recognize these charges in the third fiscal quarter ending March 31, 2009.

This Current Report on Form 8-K contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” variations of such words, and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in the Company’s business, and other characterizations of future events or circumstances are forward-looking statements. The Company has based these forward looking statements on management’s current expectations about future events, estimates and projections about the industry in which the Company operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those suggested by these forward-looking statements for various reasons. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements included in this report are made only as of the date hereof. Except as required under federal securities laws and the rules and regulations of the United States Securities and Exchange Commission, the Company does not undertake, and specifically declines, any obligation to update any of these statements or to publicly announce the results of any revisions to any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions, or otherwise.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Corporate Restructuring, the Company has eliminated the position of President – Women’s Division. As a result, Jane A. Batts’ employment with the Company was terminated on January 19, 2009.

Pursuant to authority granted by the Board of Directors of the Company, on January 19, 2009, the Company increased the annual base salary of M.C. Mackey, the Company’s Chief Financial Officer, from $200,000 to $216,000.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated January 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.

Date: January 23, 2009	By:	/s/ N. Roderick McGeachy, III

N. Roderick McGeachy, III
President and Chief Executive Officer

Exhibit Index

Exhibit 99.1	Press Release, dated January 20, 2009.